                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                                    CLASS A


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                 6
          YIELD = 2{ [(( 60.59 - 2.10)/988.65 * 10.53)+1] -1}

                = 6.84%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                         CLASS A - WITH WAIVED EXPENSES


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE:  a = Dividends and interest earned during the period

                  b = Expenses accrued for the period

                  c = The average daily number of shares
                      outstanding during the period that
                      were entitled to receive dividends

                  d = The maximum offering price per share on the last
                      day of the period


                                                                  6
          YIELD = 2{ [(( 60.59 - 19.47)/988.654 * 10.53)+1] -1}

                = 4.79%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                                    CLASS B


                                                          6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                           6
          YIELD = 2{ [(( 58,395.23 - 5,921.46)/952,852.69 * 10.08)+1] -1}

                = 6.65%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                         CLASS B - WITH WAIVED EXPENSES


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                           6
          YIELD = 2{ [(( 58,395.23 - 22,653.51)/952852.688 * 10.08)+1] -1}

                = 4.51%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                                    CLASS C


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                    6
          YIELD = 2{ [(( 60.57 - 6.26)/988.560 * 10.08)+1] -1}

                = 6.63%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                         CLASS C - WITH WAIVED EXPENSES


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                 6
          YIELD = 2{ [(( 60.57 - 23.62)/988.555 * 10.08)+1] -1}

                = 4.49%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                                    CLASS D


                                           6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                               6
          YIELD = 2{ [(( 60.59 - 0)/988.710 * 10.08)+1] -1}

                = 7.41%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                              30 day as of 8/29/97

                         CLASS D - WITH WAIVED EXPENSES


                                                          6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares
                     outstanding during the period that
                     were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period


                                                                 6
          YIELD = 2{ [(( 60.59 - 17.37)/988.710 * 10.08)+1] -1}

                = 5.26%

            SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                    TCW/DW STRATEGIC INCOME TRUST (B)

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                                            _
                           |        ______________________ |
FORMULA:                   |       |           |
                           |  /\ n |           ERV          |
              T  =         |    \  |      -------------    |  - 1
                           |     \ |           P          |
                           |      \|           |
                           |_                  _|

             T = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
           ERV = ENDING REDEEMABLE VALUE
             P = INITIAL INVESTMENT

                                                                              (A)
  $1,000            ERV AS OF          AGGREGATE          NUMBER OF          AVERAGE ANNUAL
INVESTED - P          31-Aug-97        TOTAL RETURN       YEARS - n          COMPOUND RETURN - T
------------ --     -----------        --------           ---------          --------- ---
 26-Nov-96           $1,004.50           0.45%               0.76                NA



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                              _                                              _
                             |        ______________________ |
FORMULA:                     |       |           |
                             |  /\ n |           EVb           |
                tb =         |    \  |      -------------     |  - 1
                             |     \ |            P          |
                             |      \|            |
                             |_                   _|


                  tb = AVERAGE ANNUAL COMPOUND RETURN
                       (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                   n = NUMBER OF YEARS
                 EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                       ASSUMED BY FUND MANAGER)
                   P = INITIAL INVESTMENT


                                                                                            (B)
  $1,000            EVb AS OF          AGGREGATE           NUMBER OF                   AVERAGE ANNUAL
INVESTED - P          31-Aug-97        TOTAL RETURN        YEARS - n                COMPOUND RETURN - tb
------------ --     -----------        ------------        ---------------          --------------------
   26-Nov-96           $983.20               -1.68%                   0.76                   NA


(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                _                                     _
                               |        ______________________ |
FORMULA:                       |       |          |
                               |  /\ n |          EV           |
                  t  =         |    \  |     -------------    |  - 1
                               |     \ |          P          |
                               |      \|          |
                               |_                 _|

                                   EV
                 TR  =         ----------        - 1
                                    P


                   t = AVERAGE ANNUAL COMPOUND RETURN
                       (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   n = NUMBER OF YEARS
                  EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   P = INITIAL INVESTMENT
                  TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                        (D)                                       (C)
  $1,000            EV AS OF           TOTAL               NUMBER OF             AVERAGE ANNUAL
INVESTED - P          31-Aug-97        RETURN - TR         YEARS - n             COMPOUND RETURN - t
------------ --     -----------        -----------         --------------        -------------------
  26-Nov-96          $1,054.50            5.45%                 0.76                     NA

(D)              GROWTH OF $10,000
(E)              GROWTH OF $50,000
(F)              GROWTH OF $100,000

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION

                   TOTAL              (D)   GROWTH OF           (E)   GROWTH OF       (F)   GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT - G     $50,000 INVESTMENT-G   $100,000 INVESTMENT - G
------------       -----------       -------------------------------------------------------------------------
   26-Nov-96              5.45              $10,545                   $52,725              $105,450

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       TCW/DW STRATEGIC INCOME TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                  _                                           _
                                 |        ______________________ |
FORMULA:                         |       |          |
                                 |  /\ n |         ERV         |
                    T  =         |    \  |    -------------   |  - 1
                                 |     \ |         P         |
                                 |      \|         |
                                 |_                _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                           (A)
$1,000            ERV AS OF        AGGREGATE         NUMBER OF            AVERAGE ANNUAL
INVESTED - P        31-Aug-97      TOTAL RETURN      YEARS - n            COMPOUND RETURN - T
---------- --     -----------      --------          ----------           ----------- --
 28-Jul-97            $957.00        -4.30%                0.09                  NA



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                                _                                             _
                               |        ______________________ |
FORMULA:                       |       |           |
                               |  /\ n |          EVb         |
                  tb =         |    \  |     -------------   |  - 1
                               |     \ |          P         |
                               |      \|          |
                               |_                 _|


                  tb = AVERAGE ANNUAL COMPOUND RETURN
                       (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                   n = NUMBER OF YEARS
                 EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                       ASSUMED BY FUND MANAGER)
                   P = INITIAL INVESTMENT


                                                                                       (B)
 $1,000              EVb AS OF           AGGREGATE           NUMBER OF            AVERAGE ANNUAL
INVESTED - P           31-Aug-97         TOTAL RETURN        YEARS - n         COMPOUND RETURN - tb
----------- --       -----------         ----------          ---------------   --------------------
  28-Jul-97              $955.10             -4.49%                     0.09             NA


(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                            _                                     _
                           |        ______________________  |
FORMULA:                   |       |          |
                           |  /\ n |          EV          |
                  t  =     |    \  |     -------------   |  - 1
                           |     \ |          P         |
                           |      \|          |
                           |_                 _|

                               EV
                 TR  =     ----------        - 1
                                P


                   t = AVERAGE ANNUAL COMPOUND RETURN
                       (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   n = NUMBER OF YEARS
                  EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   P = INITIAL INVESTMENT
                  TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                        (D)                                     (C)
$1,000            EV AS OF             TOTAL                NUMBER OF          AVERAGE ANNUAL
INVESTED - P         31-Aug-97         RETURN - TR          YEARS - n          COMPOUND RETURN - t
----------- --    ------------         -----------          ----------------   ---------------------- -----
  28-Jul-97            $999.40              -0.06%                0.09                    NA

(D)              GROWTH OF $10,000*
(E)              GROWTH OF $50,000*
(F)              GROWTH OF $100,000*

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION

                      TOTAL                    (D)   GROWTH OF                 (E)   GROWTH OF           (D)   GROWTH OF
INVESTED - P          RETURN - TR             $10,000 INVESTMENT-G             $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------------    --------------------    ------------------------------   ----------------------    ----------------------- --
   28-Jul-97                -0.06                    $9,569                                   $48,221                   $97,192

*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%,
 3.50% & 2.75% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       TCW/DW STRATEGIC INCOME TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                               _                                              _
                              |        ______________________ |
FORMULA:                      |       |          |
                              |  /\ n |         ERV           |
                      T  =    |    \  |     ------------     |  - 1
                              |     \ |          P          |
                              |      \|          |
                              |_                 _|

                     T = AVERAGE ANNUAL COMPOUND RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT

                                                                          (A)
  $1,000             ERV AS OF       AGGREGATE           NUMBER OF       AVERAGE ANNUAL
INVESTED - P           31-Aug-97     TOTAL RETURN        YEARS - n       COMPOUND RETURN - T
------------ --      -----------     --------            ----------      -------------------
   28-Jul-97             $989.10         -1.09%                0.09             NA



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                               _                                             _
                              |        ______________________ |
FORMULA:                      |       |          |
                              |  /\ n |          EVb          |
                     tb =     |    \  |     -------------    |  - 1
                              |     \ |          P          |
                              |      \|          |
                              |_                 _|


                  tb = AVERAGE ANNUAL COMPOUND RETURN
                       (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                   n = NUMBER OF YEARS
                 EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                       ASSUMED BY FUND MANAGER)
                   P = INITIAL INVESTMENT


                                                                                    (B)
$1,000              EVb AS OF           AGGREGATE           NUMBER OF          AVERAGE ANNUAL
INVESTED - P          31-Aug-97         TOTAL RETURN        YEARS - n          COMPOUND RETURN - tb
----------- --      -----------         ----------          -------------      --------------------
  28-Jul-97             $987.10             -1.29%                   0.09               NA


(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                _                                         _
                               |        ______________________ |
FORMULA:                       |       |          |
                               |  /\ n |          EV            |
                  t  =         |    \  |     -------------     |  - 1
                               |     \ |          P           |
                               |      \|          |
                               |_                 _|

                                   EV
                 TR  =         ----------        - 1
                                    P


                   t = AVERAGE ANNUAL COMPOUND RETURN
                       (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   n = NUMBER OF YEARS
                  EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                   P = INITIAL INVESTMENT
                  TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                           (D)                                       (C)
$1,000              EV AS OF              TOTAL                NUMBER OF            AVERAGE ANNUAL
INVESTED - P           31-Aug-97          RETURN - TR          YEARS - n            COMPOUND RETURN - t
----------- --      ------------          -----------          --------------       --------------------
  28-Jul-97              $999.00               -0.10%                    0.09                NA

(D)              GROWTH OF $10,000
(E)              GROWTH OF $50,000
(F)              GROWTH OF $100,000

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL             (D)   GROWTH OF               (E)   GROWTH OF       (F)   GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT - G        $50,000 INVESTMENT-    $100,000 INVESTMENT - G
------------       -----------       --------------------------    ----------------------------------
   28-Jul-97             -0.10            $9,990                               $49,950        $99,900

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       TCW/DW STRATEGIC INCOME TRUST (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                             _                                                _
                            |        ______________________ |
FORMULA:                    |       |          |
                            |  /\ n |          ERV          |
                     T  =   |    \  |     -------------    |  - 1
                            |     \ |          P          |
                            |      \|          |
                            |_                 _|

                    T = AVERAGE ANNUAL COMPOUND RETURN
                    n = NUMBER OF YEARS
                  ERV = ENDING REDEEMABLE VALUE
                    P = INITIAL INVESTMENT

                                                                                   (A)
$1,000                ERV AS OF           (B)              NUMBER OF              AVERAGE ANNUAL
INVESTED - P            31-Aug-97      TOTAL RETURN        YEARS - n              COMPOUND RETURN - T
------------ --       -----------      --------            ----------             ----------- --
   28-Jul-97              $999.70         -0.03%                 0.09                   NA



(C) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND) WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                                   _                                          _
                                  |        ______________________ |
FORMULA:                          |       |          |
                                  |  /\ n |          EVb          |
                     tb =         |    \  |     -------------    |  - 1
                                  |     \ |          P          |
                                  |      \|          |
                                  |_                 _|


                  tb = AVERAGE ANNUAL COMPOUND RETURN
                       (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                   n = NUMBER OF YEARS
                 EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                       ASSUMED BY FUND MANAGER)
                   P = INITIAL INVESTMENT


                                                                                       (C)
$1,000                  EVb AS OF          AGGREGATE           NUMBER OF          AVERAGE ANNUAL
INVESTED - P              31-Aug-97        TOTAL RETURN        YEARS - n        COMPOUND RETURN - tb
------------ --         -----------        ----------          -----------      -----------------------
   28-Jul-97                $997.70            -0.23%                 0.09               NA


(D)              GROWTH OF $10,000
(E)              GROWTH OF $50,000
(F)              GROWTH OF $100,000

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL             (D)   GROWTH OF             (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT - G      $50,000 INVESTMENT-G      $100,000 INVESTMENT - G
------------       -----------       ------------------------------------------------      ------------
   28-Jul-97             -0.03            $9,997                              $49,985           $99,970